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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 25, 2004

Belden Inc.

(Exact name of registrant as specified in its chapter)

Delaware	001-12280	76-0412617

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7701 Forsyth Boulevard, Suite 800
St. Louis, Missouri	63105

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (314) 854-8000

(Former name or former address, if changed since last report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events

In this current report, Belden Inc. (Belden or the Company) revises information it has previously reported in its Annual Report on Form 10-K for the fiscal year ended December 31, 2003 and Quarterly Report on Form 10-Q for the period ended March 31, 2004 to address certain reclassifications. This current report also revises legal proceedings information previously reported in the Company’s 2003 Form 10-K and first quarter 2004 Form 10-Q.

The reclassifications reflect Belden’s decision to sell assets of the North American operations of its Communications segment. Belden has accounted for these operations as discontinued operations in accordance with Statement of Financial Accounting Standards No. 144, Accounting for Impairment or Disposal of Long-Lived Assets.

As disclosed in its Quarterly Report on Form 10-Q for the period ended March 31, 2004, the Company’s Board of Directors adopted a plan to sell the assets of and exit the North American telecommunications market. On March 18, 2004, the Company announced a definitive agreement to sell assets belonging to the North American operations of its Communications segment to Superior Essex Communications LLC. (Superior). Subject to the satisfaction of certain closing conditions, Superior will buy inventory and certain equipment, and will take over the Company’s supply agreements with major telecommunications customers, for an amount not to exceed $95.0 million. After the sale takes place, the Company will close its communications cable plant in Phoenix, Arizona. The Company and Superior received notice on April 21, 2004 of early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, clearing the way for the transaction to proceed. The companies expect that the transaction will close during the second quarter of 2004.

This Report reflects these changes and their impact upon Item 6, Selected Financial Data; Item 7, Management’s Discussion and Analysis of Financial Condition and Results of Operations; Item 7A, Qualitative Disclosures About Market Risks; Item 8, Financial Statements and Supplementary Data; and Item 15, Exhibits, Financial Statement Schedules and Reports on Form 8-K as originally reported in the Annual Report on Form 10-K for the fiscal year ended December 31, 2003. These changes have been made to maintain conformity to the reporting format presented in the Form 10-Q for the period ended March 31, 2004. Certain reclassifications of amounts reported in prior periods have been made to conform with the current presentation.

     Exhibits

23.3	Consent of Ernst & Young LLP

99.1	Legal Proceedings comprising Item 3 of Annual Report on Form 10-K

Item 7.	Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations, Qualitative and Quantitative Disclosures About Market Risks, Financial Statements, Supplementary Data and Exhibits

     Exhibits

99.2	Financial Statements and schedules comprising Items 6, 7, 7A, and 8 of Annual Report on Form 10-K as of and for the years ended December 31, 2003, 2002, and 2001

99.3	Financial Statement Schedule comprising Item 15(a)(2) of Annual Report on Form 10-K as of and for the years ended December 31, 2003, 2002, and 2001

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BELDEN INC.
By:	/s/ KEVIN L. BLOOMFIELD
	Name:	Kevin L. Bloomfield
	Title:	Vice President, Secretary and General Counsel

Dated: May 25, 2004

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